GLOBEtrotter SOFTWARE, INC.

                              Financial Statements

                             June 30, 2000 and 1999

                                   (Unaudited)

                           GLOBEtrotter SOFTWARE, INC.

                                Table of Contents

                                                                            Page

Balance Sheet                                                                1

Statements of Operations                                                     2

Statements of Cash Flows                                                     3

Notes to Financial Statements                                                4

                           GLOBEtrotter SOFTWARE, INC.

                                  Balance Sheet

                                  June 30, 2000

                        (In thousands, except share data)

                                   (Unaudited)

                                        Assets

Current assets:
     Cash and cash equivalents                                               $    881
     Accounts receivable, net of allowance for doubtful accounts of $75         4,194
     Inventories                                                                  111
     Prepaid expenses and other current assets                                    114
     Deferred acquisition costs                                                   375
                                                                             --------
           Total current assets                                                 5,675

Property and equipment, net                                                       378
Patents and other intangibles, net of accumulated amortization of $687            667
                                                                             --------
                                                                             $  6,720
                                                                             ========

                        Liabilities and Shareholders' Deficit

Current liabilities:
     Accounts payable                                                        $    100
     Current portion of long-term debt                                             67
     Accrued expenses                                                             753
     Incentive bonus plan                                                         265
     Taxes payable                                                                  8
     Deferred revenue                                                           6,120
                                                                             --------
           Total current liabilities                                            7,313

Long-term debt                                                                    166
                                                                             --------
           Total liabilities                                                    7,479
                                                                             --------

Shareholders' deficit:
     Common stock; no par value; 10,000,000 shares authorized;
        8,098,958 shares issued and outstanding                                38,981
     Deferred stock-based compensation                                        (27,625)
     Employee notes receivable                                                   (297)
     Accumulated deficit                                                      (11,818)
                                                                             --------
           Total shareholders' deficit                                           (759)
                                                                             --------
                                                                             $  6,720
                                                                             ========

See accompanying notes to financial statements.

                           GLOBEtrotter SOFTWARE, INC.

                            Statements of Operations

                     Six months ended June 30, 2000 and 1999

                                 (In thousands)

                                   (Unaudited)

                                                            2000           1999
                                                          --------         -----

Net revenues                                              $  8,612         6,770
                                                          --------         -----
Costs and expenses:
     Cost of revenues                                          197           157
     Research and development                                  781           615
     Selling and marketing                                   2,093         1,905
     General and administrative                              1,821         1,568
     Stock-based compensation                               10,851            --
                                                          --------         -----
           Total costs and expenses                         15,743         4,245
                                                          --------         -----
           Operating (loss) income                          (7,131)        2,525

Interest and other income, net                                  40            34
                                                          --------         -----
           (Loss) income before tax expense                 (7,091)        2,559

Tax expense                                                     48            63
                                                          --------         -----
           Net (loss) income                              $ (7,139)        2,496
                                                          ========         =====

See accompanying notes to financial statements.

                           GLOBEtrotter SOFTWARE, INC.

                            Statements of Cash Flows

                     Six months ended June 30, 2000 and 1999

                                 (In thousands)

                                   (Unaudited)

                                                                     2000          1999
                                                                   --------       ------

Cash flows from operating activities:
     Net (loss) income                                             $ (7,139)       2,496
      Adjustments to reconcile net (loss) income to
        net cash provided by operating activities:
           Depreciation and amortization                                136          123
           Deferred compensation expense                             10,851           --
           Changes in operating assets and liabilities:
              Accounts receivable, inventories, and
                 other current assets                                (1,823)          29
              Accounts payable, accrued expenses,
                 deferred revenue, and taxes payable                  1,886           32
                                                                   --------       ------
                    Net cash provided by operating activities         3,911        2,680
                                                                   --------       ------
Cash flows used in investing activities - acquisition
     of property and equipment                                         (262)         (19)
                                                                   --------       ------
Cash flows from financing activities:
     Payments on debt                                                   (34)          --
     Repayment of loan to shareholders                                  555           --
     Cash distributions to shareholders                              (3,683)      (2,550)
                                                                   --------       ------
                    Net cash  used in financing activities           (3,162)      (2,550)
                                                                   --------       ------
Net increase in cash and cash equivalents                               487          111

Cash and cash equivalents at beginning of period                        394        1,094
                                                                   --------       ------
Cash and cash equivalents at end of period                         $    881        1,205
                                                                   ========       ======
Supplemental disclosure of cash flow information:
     Cash paid during the period for income taxes                  $     88           18
                                                                   ========       ======

See accompanying notes to financial statements.

                           GLOBEtrotter SOFTWARE, INC.

                          Notes to Financial Statements

                             June 30, 2000 and 1999

                                   (Unaudited)

(1) Basis of Presentation

      The accompanying unaudited condensed financial statements have been prepared by GLOBEtrotter Software, Inc. (the Company) in accordance with the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures, normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America, have been condensed or omitted in accordance with such rules and regulations. In the opinion of management, the accompanying unaudited condensed financial statements reflect all adjustments, consisting only of normal recurring adjustments, necessary to present fairly the financial position of the Company, and its results of operations and cash flows for those periods presented. This quarterly report should be read in conjunction with the audited financial statements and notes thereto for the year ended December 31, 1999.

      The results of operations for the interim periods presented are not necessarily indicative of the results expected for the entire year ending December 31, 2000, or any other future interim period.

(2) Recent Accounting Pronouncements

      In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 133, Accounting for Derivative Instruments and Hedging Activities. As amended by SFAS Nos. 137 and 138, SFAS No. 133 establishes methods of accounting for derivative financial instruments and hedging activities related to those instruments as well as other hedging activities. The Company anticipates that the adoption of SFAS No. 133 will not have a material impact on its financial position, results of operations, or cash flows. The Company will adopt SFAS No. 133 in its first fiscal quarter of 2001.

      In December 1999, the Securities and Exchange Commission (SEC) issued Staff Accounting Bulletin (SAB) No. 101, Revenue Recognition in Financial Statements. SAB No. 101 provides guidance on applying generally accepted accounting principles to revenue recognition issues in the financial statements. In March 2000, the SEC issued SAB No. 101A, Amendment Revenue. Recognition in financial statements. SAB No. 101A delays the implementation date of SAB No. 101 for registrants with fiscal years that begin between December 16, 1999 and March 15, 2000. The Company will adopt SAB No. 101 as required in the fourth quarter of 2000 and is evaluating the effect that such adoption might have on its financial statements.


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

                           GLOBEtrotter SOFTWARE, INC.

                          Notes to Financial Statements

                             June 30, 2000 and 1999

                                   (Unaudited)

      In March 2000, the FASB Issued Interpretation (FIN) No. 44, Accounting for Certain Transactions Involving Stock Compensation - an Interpretation of Accounting Principles Board No. 25. FIN No. 44. clarifies (a) the definition of an employee for purposes of applying Opinion 25; (b) the criteria for determining whether a plan qualifies as a non-compensatory plan; (c) the accounting consequences of various modifications to the terms of a previously fixed stock option or award; and (d) the accounting for an exchange of stock compensation awards in a business combination. FIN No. 44 is effective July 1, 2000, but certain conclusions in this interpretation cover specific events that occur after either December 15, 1998, or January 12, 2000. The Company is currently evaluating FIN No. 44 and has not yet determined the impact, if any, of adopting this Interpretation.

(4) Subsequent Events

      On August 31, 2000, the shareholders exchanged 100% of the Company's common stock and options for approximately 8,944,550 in common stock and options of Macrovision Corporation. The acquisition was recorded by Macrovision Corporation using the pooling-of-interests method of accounting under Accounting Principles Board (APB) Opinion No. 16.

      As of June 30, 2000, 792,242 options were issued to officers and employees of the Company, of which 190,279 options were vested and 601,963 options were unvested. The exercise price of the options granted ranged from $3.00 to $39.00 per share with vesting periods up to four years. Total compensation charge of $38,475,761 was recorded for the difference between the exercise prices and the market value of the underlying stock at the dates of grant. The value attributed to the unvested options was reflected as deferred stock-based compensation within shareholders' deficit.


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